Exhibit 99.1

AtlasClear Holdings, Inc. Appoints Mark S. Smith as a Board Member

Tampa, FL – AtlasClear Holdings, Inc. (“AtlasClear Holdings”) (NYSE: ATCH) is excited to announce the appointment of Mark S. Smith as a member of the board of directors (the “Board”), effective September 23, 2024. This significant Board appointment highlights AtlasClear Holdings’ commitment to revolutionizing the financial sector.

Mark S. Smith brings over three decades of expertise in capital markets, with a strong focus on crypto, digital assets, and blockchain technologies. His appointment to the Board marks a crucial moment as AtlasClear Holdings continues to advance its innovative Clearing and Settlement platform.

Mr. Smith expressed his enthusiasm for the appointment: “I am thrilled to join AtlasClear Holdings’ Board and work alongside a team that is pioneering the transformation of financial markets. AtlasClear Holdings’ dedication to building the future of Clearing and Settlement of traditional and digital assets is in perfect harmony with my aspirations for the future of finance.”

Before joining AtlasClear Holdings’ Board, Mr. Smith was part of the Founding team of six successful start-ups in the FinTech ecosystem, where he led initiatives in digital assets, tokenization, digital fund administration, and commercialization. His career also includes pivotal roles in creating products and services that lead to the electronification of Wall Street and the birth and adoption of Bitcoin and the tokenization of real-world assets (RWA). Early in his career, Mr. Smith contributed to the development of cutting-edge products in capital markets, including algorithmic trading tools and global ATS platforms.

Recognized as an authority in digital assets and tokenization, Smith is frequently cited in top industry publications and has been a driving force behind numerous innovative capital markets solutions.

“We are thrilled to welcome Mark Smith to our Board. Our goal at AtlasClear Holdings is to build the most efficient, technology forward Clearing and Settlement solution for our customers. We believe this naturally includes evolving products such as distributed assets. We believe Mark’s guidance going forward will be instrumental in delivering access to distributed assets in a compliant and successful manner,” said John Schaible, Executive Chairman of AtlasClear Holdings.

“I’m excited to join the Board of AtlasClear Holdings. I believe, this company is uniquely positioned to establish a solution that has the correct regulatory and technology platform to address market changes, managed by experienced professionals with a long history of success,” commented Mr. Smith.

About AtlasClear Holdings, Inc.

AtlasClear Holdings plans to build a cutting-edge technology enabled financial services firm that would create a more efficient platform for trading, clearing, settlement and banking of evolving and innovative financial products with a focus on the small and middle market financial services firms. The strategic goal of AtlasClear Holdings is to have a fully vertically integrated suite of cloud-based products including account opening, trade execution, risk management, regulatory reporting and settlement. The team that leads AtlasClear Holdings consists of respected financial services industry veterans that have founded and led other companies in the industry including Penson Clearing, Southwest Securities, NexTrade, Symbiont, and Anderen Bank.

About the Financial Technology

The nature of the combined entity is expected to be supported by robust, proven, financial technologies with a full suite that will enable the flow of business and success of the enterprise. The combined entity is expected to have a full exchange platform for a spectrum of financial products. In addition, the combined entity is expected to have a full prime brokerage and, following the completion of the proposed acquisition of Commercial Bancorp of Wyoming (“Commercial Bancorp”), a prime banking platform with complete front-end delivery. The enterprise is anticipated to offer a fixed income risk management platform which can be expanded to a diverse application on financial products.

AtlasClear Holdings is expected to be run by a new digital suite of technologies that became part of the transaction at closing.

About Wilson-Davis & Co., Inc.

Wilson-Davis & Co. Inc. (“Wilson-Davis”) is a full-service correspondent securities broker-dealer. The company is registered with the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority and the Securities Investor Protection Organization. In addition, Wilson-Davis is a member of DTCC as well as the National Securities Clearing Corporation. Headquartered in Salt Lake City, Utah and Dallas, Texas. Wilson-Davis has been servicing the investment community since 1968, with satellite offices in California, Arizona, Colorado, New York, New Jersey and Florida.

About Commercial Bancorp of Wyoming

Commercial Bancorp is a bank holding company operating through its wholly-owned subsidiary, Farmers State Bank (“FSB”) and has been servicing the local community in Pine Bluffs, WY since 1915. It has focused the majority of its services on private and corporate banking. A member of the Federal Reserve, FSB is expected to be a strategic asset for AtlasClear Holdings’ long-term business model.

Cautionary Statements Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect AtlasClear Holdings’ current views with respect to, among other things, the future operations and financial performance of AtlasClear Holdings. Forward-looking statements in this communication may be identified by the use of words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "foreseeable," "future," "intend," "may," "outlook," "plan," "potential," "proposed," "predict," "project," "seek," "should," "target," "trends," "will," "would" and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) AtlasClear Holdings’ expectations regarding the benefits of the new board appointment, including operational results, (ii) AtlasClear’s anticipated growth strategy, including expected acquisitions, and (iii) the financial technology of AtlasClear Holdings.

The forward-looking statements contained in this communication are based on the current expectations of AtlasClear Holdings and its management and are subject to risks and uncertainties. No assurance can be given that future developments affecting AtlasClear Holdings will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of AtlasClear Holdings. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: AtlasClear’s inability to successfully integrate, and/or realize the anticipated benefits of, the acquisition of Wilson-Davis & Co., Inc. and the technology acquired from Pacsquare Technologies LLC (the "Transaction"); failure to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of AtlasClear Holdings to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; AtlasClear Holdings’ inability to integrate, and to realize the benefits of, the Transaction and other potential acquisitions; changes in general economic or political conditions; changes in the markets that AtlasClear Holdings targets; slowdowns in securities or cryptocurrency trading or shifting demand for trading, clearing and settling financial products; any change in laws applicable to AtlasClear Holdings or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those that were included under the heading "Risk Factors" in AtlasClear Holdings’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 16, 2024 and its subsequent filings with the SEC. AtlasClear Holdings cautions that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this communication speaks only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. AtlasClear Holdings does not undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts

Media

AtlasClearPR@icrinc.com

Investors

atlasclearir@icrinc.com